Exhibit 99.1

Shake Shack Introduces Project Catalyst to Scale

Core Technology, AI, and Digital Capabilities On Road To 1,500 Company-Operated Shacks

Technology strategy will improve core systems, enhance AI capabilities, and launch the brand’s first-ever loyalty platform to support the next phase of growth and deliver Enlightened Hospitality at scale

The Company Reiterates First Quarter and Fiscal Year 2026 Guidance

NEW YORK, April 1, 2026 – Shake Shack Inc. (“Shake Shack” or the “Company”) (NYSE: SHAK) today announced Project Catalyst, a comprehensive technology initiative to scale its digital, data, and operational platforms as the Company expands to 1,500 Company-operated Shacks.

Grounded in Shake Shack’s commitment to Enlightened Hospitality, Project Catalyst focuses on modernizing restaurant systems, launching the brand’s first loyalty platform, expanding AI capabilities, and advancing its data foundation to improve operational efficiency, deepen guest engagement, and unlock enterprise productivity.

“Shake Shack is entering a significant phase of growth and building the right foundation to support that scale is a top priority,” said Rob Lynch, Chief Executive Officer of Shake Shack. “Project Catalyst strengthens the technology and digital capabilities that power our restaurants and connect us more meaningfully with our guests. These investments will help our teams operate more efficiently, enhance the guest experience, and position Shake Shack to scale successfully toward 1,500 Company-operated Shacks.”

Key Elements of Project Catalyst

Modern POS and Kitchen Display Systems

Shake Shack has engaged Qu, a cloud-native unified commerce platform built for fast-growing restaurant brands, to evolve its POS and Kitchen Display Systems and improve throughput, accuracy, and operational execution. Enhanced kitchen orchestration and seamless ordering across digital and in-Shack channels streamline operations and elevate consistency across every guest interaction. Qu’s proprietary in-store cloud and edge computing solution, Qube®, enables faster, more precise service, particularly during peak demand, while empowering team members to stay focused on delivering Shake Shack’s signature hospitality.

Shake Shack’s First Loyalty Platform

Shake Shack is developing its first loyalty platform, a modern guest engagement solution designed to strengthen guest relationships, drive frequency, and reach new guests looking for enhanced experiences and hospitality.

The platform will integrate across POS and digital channels to enable more personalized communication and experiences, allowing Shake Shack to advance its promotional strategy toward deeper engagement that drives retention, frequency, and long-term guest value.

Expanded AI Capabilities

Shake Shack is bringing to life a new generation of proprietary AI capabilities to enhance restaurant operations, elevate guest engagement, and drive enterprise productivity, with significantly more innovation planned over time.

These capabilities are focused on delivering real-time operational insights, enabling faster and more informed decision-making, and providing intelligent support to restaurant operators and support teams. By embedding AI into daily workflows, Shake Shack is enabling teams to better understand performance, identify opportunities, and act with greater speed and precision.

At the center of this vision is an intelligent operating layer for every Shack, surfacing proactive insights, alerts, and recommendations that help operators run great restaurants every day.

Together, these capabilities form the foundation of Shake Shack’s AI roadmap, with continued expansion planned to unlock new efficiencies, accelerate decision-making, and further personalize the guest experience at scale.

Data & Insight Platforms

Project Catalyst advances Shake Shack’s data foundation, enabling faster, more consistent access to actionable insights across the business.

By bringing together operational data, guest behavior, and advanced analytics, Shake Shack is creating a unified view of performance that supports better decision-making at every level of the organization. These capabilities will enable more personalized guest experiences, improved service speed and accuracy, and stronger operational execution across the system.

This foundation will also serve as the backbone for Shake Shack’s expanding AI capabilities, with continued investment to unlock deeper insights, automation, and scale.

“As Shake Shack continues to grow, we’re building a technology platform designed to scale with the business,” said Justin Mennen, Chief Information and Technology Officer of Shake Shack. “Project Catalyst brings together modern restaurant systems, advanced data platforms, and AI-driven capabilities that help our teams operate more efficiently and make faster decisions. By connecting our POS, digital, loyalty, and AI capabilities into one ecosystem, we’re creating the foundation to deliver Enlightened Hospitality at scale.”

Financial Outlook

In conjunction with this announcement, the Company is reiterating its First Quarter and Fiscal Year 2026 guidance along with its Three-Year Financial Targets provided in its Q4 2025 Shake Shack Shareholder Letter. The Company’s stated guidance incorporates the planned impacts and encompassing technology initiatives associated with Project Catalyst.

About Shake Shack

Shake Shack serves elevated versions of American classics using only the best ingredients. It’s known for its delicious made-to-order Angus beef burgers, crispy chicken, hand-spun milkshakes, house-made lemonades, beer, wine, and more. With its high-quality food at a great value, warm hospitality, and a commitment to crafting uplifting experiences, Shake Shack quickly became a cult-brand with widespread appeal. Shake Shack’s purpose is to Stand For Something Good®, from its premium ingredients and employee development, to its inspiring designs and deep community investment. Since the original Shack opened in 2004 in NYC’s Madison Square Park, the Company has expanded to over 670 locations system-wide, including close to 430 in 35 U.S. States and the District of Columbia, and over 240 international locations across London, Hong Kong, Shanghai, Singapore, Mexico City, Istanbul, Dubai, Tokyo, Seoul and more.

Skip the line with the Shack App, a mobile ordering app that lets you save time by ordering ahead! Guests can select their location, pick their food, choose a pickup time and their meal will be cooked-to-order and timed to arrival. Available on iOS and Android.

Learn more: shakeshack.com | IG: @shakeshack | X: @shakeshack | facebook.com/shakeshack

Cautionary Statements

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact included herein are forward-looking statements, including, but not limited to, statements about the implementation and outcome of our technology initiatives and the guidance provided for the first quarter of 2026 and the full 2026 fiscal year and the Company’s three-year financial targets for fiscal years 2025 through 2027.

All forward-looking statements are expressly qualified in their entirety by these cautionary statements. Some of the factors which could cause the outcome of these forward-looking statements or results to differ materially from the Company’s expectations include the Company’s ability to develop and open new Shacks on a timely basis, increased costs or shortages or interruptions in the supply and delivery of our products, increased labor costs or shortages, inflationary pressures, the impact of tariffs, the impact of Shack closures, the Company’s management of its digital capabilities and expansion into new channels, as well as its kiosk, drive-thru and multiple format investments, the risks associated with the implementation of Project Catalyst, including the Company’s ability to deploy new point-of-sale, kitchen display, and loyalty systems on the anticipated timeline and within projected cost parameters, the risk that third-party technology vendors fail to perform, scale, or deliver contracted services, the risk that the Company’s AI capabilities do not perform as intended or fail to deliver expected operational efficiencies, data privacy, cybersecurity, or regulatory risks arising from the collection and processing of guest and operational data, and the risk that the Company is unable to integrate its POS, digital, loyalty, and AI capabilities into its business, the Company’s ability to maintain and grow sales at its existing Shacks, and risks relating to the restaurant industry generally. You should evaluate all forward-looking statements made herein in the context of the risks and uncertainties disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 as filed with the Securities and Exchange Commission.

Media:
Meg Davis, Shake Shack
mcastranova@shakeshack.com

Investor Relations:
Alison Sternberg, Shake Shack
Head of Investor Relations
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com

Source: Shake Shack Inc.